UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2015

Par Petroleum Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Gessner Road, Suite 875 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)
(281) 899-4800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
On April 2, 2015, Par Petroleum Corporation (the “Company”) posted investor background materials about the Company on it’s website at www.par-petro.com. Information on the Company’s website or any other website is not incorporated by reference in this Current Report on Form 10-K and does not constitute a part of this Current Report on Form 8-K. The investor background materials are attached hereto as Exhibit 99.1 and is incorporated herein by reference.
In accordance with General Instruction B.2 and B.6 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

99.1	Investor Background Materials dated April 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Petroleum Corporation

Dated: April 3, 2015	/s/ Brice Tarzwell
Brice Tarzwell Senior Vice President, Chief Legal Officer and Secretary